FOUNDERS FUNDS, INC.
                  SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1998

FOUNDERS SPECIAL FUND

The description of Founders Special Fund in the second paragraph on page 16 is hereby amended by the addition of the following as the next to last sentence in that paragraph:

      For more information on our "growth" style of portfolio management, see "Founders' Investment Philosophy" on page 7.

FOUNDERS GROWTH FUND

The description of Founders Growth Fund on page 22 is hereby amended to state that the Founders large-/mid-cap investment management team, under the interim leadership of Paul LaRocco, CFA, has replaced Edward F. Keely as portfolio manager for Founders Growth Fund. Mr. Keely is no longer associated with Founders.

Mr. LaRocco, vice president of investments for Founders, became lead portfolio manager for Founders Special Fund in March 1998. Prior to joining Founders, he was a vice president and portfolio manager with Oppenheimer Funds Inc. (1993-1998) and a securities analyst with Columbus Circle Investors (1990-1993). Since April 1998, Mr. LaRocco also has served as a portfolio manager for The Dreyfus Corporation. A graduate of the University of California at Santa Barbara, Mr. LaRocco received an MBA with a concentration in finance from the University of Chicago.

INVESTMENT POLICIES

The section of the Funds' prospectus entitled "Investment Policies and Risks - Other Investments" is hereby amended as set forth below:

The subsection entitled "Government Securities" is hereby amended on page 37 by the addition of the following new paragraph at the end of that subsection:

      All of the Funds with the exception of the Money Market Fund also may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS essentially are zero-coupon bonds that are direct obligations of the U.S. Treasury. These bonds do not make regular interest payments; rather, they are sold at a discount from face value, and principal and accrued interest are paid at maturity. STRIPS may experience greater fluctuations in market value due to changes in interest rates and other factors than debt securities that make regular interest payments. A Fund will accrue income on STRIPS for tax and accounting purposes which must be distributed to Fund shareholders even though no cash is received at the time of accrual. Therefore, the Fund may be required to liquidate other portfolio securities in order to meet the Fund's distribution obligations.

The first paragraph of the subsection entitled "Commercial Paper and Other Cash Securities" is hereby amended on page 37 to read as follows:

      COMMERCIAL PAPER AND OTHER CASH SECURITIES.
      Commercial paper purchased by Money Market Fund must be rated by any two nationally recognized statistical rating organizations (NRSROs), or by the only NRSRO that has rated the security, in one of the two highest short-term rating categories, or be comparable unrated securities. However, the Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category. For a list of NRSROs and a description of their ratings, see the Statement of Additional Information.

The date of this supplement is August 24, 1998.

This supplement supersedes the supplement dated July 7, 1998.

                              FOUNDERS FUNDS, INC.
               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 1998

The section of the Funds' Statement of Additional Information entitled "Directors and Officers" is hereby amended on page 40 to add the following information concerning two new directors of Founders Funds, Inc. elected in May 1998:

     ROBERT P. MASTROVITA**
     88 Upland Road
     Duxbury, Massachusetts
       Director
          Private investor; Chairman of private foundation.  Formerly (1982 to
          1997), Chairman and Director, Hagler, Mastrovita & Hewitt, Inc., Boston, Massachusetts, a registered investment adviser. Member, Boston Society of Security Analysts. Overseer and Investment Committee Member, Boston Children's Hospital. Born: November 6, 1944.

     GEORGE W. PHILLIPS
     101 Chestnut Street
     Boston, Massachusetts
       Director
          Retired. Director and Chairman, Strategic Planning Committee, Warren Bancorp, Inc., Peabody, Massachusetts, a state-chartered bank holding company. Formerly (1991 to 1997), Mr. Phillips was President and Chief Executive Officer of Warren Bancorp, Inc. and Warren Five Cents Savings Bank. Trustee and Chairman of the Finance and Investment Committees, Children's Medical Center of Boston Boston, Massachusetts. Born: April 5, 1938.

     ** Mr. Mastrovita served as a non-employee director of The Boston Company, Inc. and Boston Safe Deposit and Trust Company until March 15, 1998. Since both of these companies are indirect subsidiaries of Mellon Bank Corporation, it is possible that, for a period of time, he might be determined to be an interested director as defined in the Investment Company Act of 1940. However, the Funds do not concede that these prior directorships would make Mr. Mastrovita an interested director of the Funds.

The section of the Funds' Statement of Additional Information entitled "Directors and Officers" is hereby amended on page 42 to add the following information concerning two new officers of Founders Funds, Inc. elected in August 1998:

     STEPHANIE D. PIERCE
     200 Park Avenue
     New York, NY  10166
       Vice President, Assistant Treasurer and Assistant Secretary

          Ms. Pierce has been an employee of Funds Distributor, Inc., since April 1998, as Vice President, Client Development Manager in the New York office. From April 1997 to March 1998, she was employed by Citibank, NA. As an officer of Citibank, she was the Relationship Manager on the Business and Professional Banking team. Born: August 18, 1968.

     GEORGE A. RIO
     60 State Street
     Boston, MA  02109
       Vice President and Assistant Treasurer
          Executive Vice President and Client Service Director of Funds Distributor, Inc. (since April 1998). From June 1995 to March 1998, he was Senior Vice President, Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. From September 1983 to May 1994, he was Senior Vice President & Manager of Client Services and Director of Internal Audit at The Boston Company. Born:
          January 2, 1955

The section of the Funds' Statement of Additional Information entitled "Investment Adviser and Distributor -- Investment Adviser" is hereby amended on pages 48-49 to replace the last paragraph on page 48, which carries over to the top of page 49, with the following:

          Founders and its predecessor companies have been providing investment management services since 1938. In addition to serving as adviser to the Funds, Founders serves as investment adviser or sub-adviser to various other mutual funds and private accounts. The officers of Founders include Stephen E. Canter, Acting Chief Executive Officer; Robert T. Ammann, Vice President; Angelo Barr, Vice President and National Sales Manager; Kenneth
     R. Christoffersen,  Vice President,  General Counsel and Secretary; Gregory
     P. Contillo, Senior Vice President and Chief Marketing Officer; Frank Gaffney, Vice President; Roberto Galindo, Jr., Vice President; Laurine Garrity, Vice President; Michael W. Gerding, Senior Vice President; Michael
     K. Haines, Senior Vice President; Brian F. Kelly, Vice President; Paul A. LaRocco, Vice President; Douglas A. Loeffler, Vice President; John B. Mezger, Vice President and Director of Private Advisory Services; David L. Ray, Senior Vice President and Treasurer; and Linda M. Ripley, Vice President.

The date of this Supplement is August 24, 1998.

This Supplement supersedes the Supplement dated June 3, 1998.